Mid-America
Apartment Communities

CREATING *Great Places* TO CALL HOME™

NAREIT Institutional Investor Forum June 2008

Statements contained in this presentation, which are not historical facts, are forward-looking statements, as the term is defined in the Private
Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which can cause actual results to differ materially from those currently anticipated, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of competition, acquisitions which may not achieve anticipated results and other risk factors discussed in documents filed with the Securities and Exchange Commission from time to time including the Company’s Annual Report on
Form 10-K and the Company’s Quarterly Report on Form 10-Q. The statements in this presentation are made based upon information currently known to management and the company assumes no obligation to update or revise any of its forward-looking statements.
Safe Harbor Disclosure

Successful Public Company Record
• IPO January 1994
 – $3 Billion total capitalization
 – S&P Small Cap 600 Index
 – 90% institutional ownership
 – 14+ Years; 16% annualized TSR
• High Quality Portfolio
 – 140 properties; 41,120 units
 – Exclusively multifamily; Sunbelt focus
 – Solid diversification
 – Younger than average
• Strong Balance Sheet
 – Debt/Market Cap of 43%
 – Superior payout coverage ratio
 – Low exposure to rate increase
• Experienced Management
 – Strong record of value creation
 – Very strong, experienced governance
 – Sophisticated and proven platform

Attributes and qualities that define MAA’s position
in the public apartment REIT sector…
Strong Record of Creating Value
• Sunbelt Regional Focus
 – Highest job growth and household formation trends in US
 – Supply concerns low for some time
• Portfolio Strategy Focused on Delivering High Risk-Adjusted Performance
 – High growth, income & growth, steady income allocations
 – Lower level of volatility and higher returns over full economic/market cycles
• Active Deal Pipeline
 – In-depth knowledge of markets and opportunities
 – Extensive relationships and transaction access
• Strong Operating Capabilities
 – Significant competitive advantage in most markets
 – Will out-perform average or expected market level/regional results; active management
• Balance Sheet Well Positioned
 – Coverage ratios strong for lower risk operating and investment strategy
 – Capacity to take advantage of improving investment environment
• Disciplined Capital Deployment
 – High quality revenue stream
 – Long-established hurdles and value-oriented practices
• Strong and Stable Performer
 – Short term or long term, MAA’s record of performance for capital is top-tier

Why MAA and Why Now?
Attractive Investment Opportunity
✓ Solid Outlook for Apartment Operating
 Fundamentals
✓ MAA is Uniquely Positioned to Capitalize on
 These Opportunities
✓ Not “at risk” from single-family/condo shadow
 supply issues
✓ Not “at risk” from significant new development
 funding obligations or strained balance sheet
✓ Strong Value Growth Prospects from Existing
 Portfolio
✓ Attractive New Growth Opportunities
✓ Strong Balance Sheet
✓ Attractive Value; on both an absolute and
 relative basis to the sector

National MSA Average	1.08%
Sunbelt Region MSA Average	1.62%
MAA Markets MSA Average	1.66%
Employment Growth Projections ’08 - ’12
Annual Compounded Growth Rates
MAA Markets
Well Positioned in High Growth Region
• MAA is uniquely positioned to capture
 the benefits of this high growth region
• Market diversity spreads risk and
 provides less exposure to over-building
• Diversified in three different market tiers
 across the region
• Positioned in 7 of the top 10 projected
 U.S. job growth markets through 2015
• MAA portfolio is more “recession
 resistant” than most apartment REIT
 portfolios

12%
10%
8%
6%
4%
2%
0%
Dallas, TX
Atlanta, GA
Houston, TX
Nashville, TN
Tampa, FL
Ft. Lauderdale,
Greenville, SC
Raleigh, NC
Other High Growth
Jacksonville, FL
Memphis, TN
Austin, TX
Jackson, MS
Chattanooga, TN
Augusta, GA
Little Rock, AR
Other Growth & Inc
Columbus, GA
Lexington, KY
Savannah, GA
Other Stable Inc
43%
High Growth
38%
Growth & Income
18%
Stable Income

% Same
Store
Portfolio
NOI 1Q08
Portfolio Strategy
• High Growth, Growth & Income and Stable Income market allocation strategy drives ability to capture benefits of region with lower risks
• Market performance characteristics defined based on forecast net absorption, housing affordability index and market liquidity risk

The change in the mortgage environment will drive higher
levels of demand for rental apartments while also increasing retention of existing residents
Single Family Housing Impact
• Home ownership peaked in 2005 at
 69.1%; encouraged by easy credit
 and expectations of price inflation
• Potential benefits of new lending
 environment to MAA
 – Reduction in sub-prime lending
 – More rigorous conventional
 mortgage underwriting
 – Reduced inflation of home prices
 makes home-ownership less
 attractive
• Recent results:
 – 16% reduction in move-outs
 attributable to home buying
 – Increase in traffic levels

Before average rent = $852
Park Estate, Memphis: Case Study - Just over 60% of units
redeveloped at an investment of $8K per unit; >30% IRR
After average rent = $1,123
4,100 Units Completed; 3,000+ Units Planned in 2008 at
$4,700 per unit. Significant potential within existing portfolio.
Upside From Property Redevelopment

Changing environment
…increasing opportunities
Robust External Growth Platform
• Acquisitions
 – Focus on newer assets
 – Extensive network
 – Competitive advantage
• New Development/Lease-Up
 – High Quality New Assets
 – Unique value add opportunities
 – Attractive NPV returns
 – Regional advantages
• Fund Management
 – Opportunities to recapitalize,
 redevelop, add management in
 joint venture structure
 – Monetize platform value
 – Higher current return

Value Creation Plan	NPV/share of value created
$150 MM/year of 100% owned acquisitions	$1.25
$150 MM/year of Fund I acquisitions	$0.90
$50 MM/year of development	$1.25
$15 MM/year of redevelopment	$0.40
Redevelopment benefit on portfolio quality (25 bp on cap rate)	$1.50
Total per share impact	$5.30
MAA’s disciplined growth
plan will add to value per
share* from five sources
*NPV of five-year plan discounted at cost of equity
Value of Growth Platform

80%
70%
60%
50%
40%
30%
20%
10%
0%
16%
14%
12%
10%
8%
6%
4%
2%
0%
AVB
ESS
PPS
MAA
BRE
EQR
HME
CPT
UDR
CLP
AIV
AEC
D+P/Tot Ent Value
CIP/Tot Ent Value

Variable Rate Debt 10%
Fixed, Swapped or Fwd Swapped Debt 90%

Leverage and Development
Funding Obligations (1)
Common
48%
Debt
46%
Preferred
6%
(1) Morgan Stanley Weekly Stats Summary 2/1/08
Avg. maturity > 4 years
Strong Balance Sheet
• Debt + Preferred as % of entity value is
 slightly lower than average
• Lower development funding obligations,
 coupled with low leverage, puts MAA in a
 strong competitive position
• Strong dividend coverage
• Strong fixed charge coverage ratio at 2.4
 times
• Total debt is 85% Agency, maturities well
 laddered through 2018
• Preferred H callable Aug. ’08, 8.3% yield at
 $25/share, refi plans to be determined

* Compared to Q1 2007
Strong First Quarter Results
• 10% growth in FFO/share*
• Same Store NOI growth of 5.0%*
• Occupancy at 14-year high for Q1
• Leasing concessions decline 46%*
• Same Store revenues grow 3.8%*
• Q1 FFO/share is a record
• Move-outs due to home buying drop
 16% to 25.6% of total turnover
• First two acquisitions completed for
 Fund I (JV)
• One wholly-owned acquisition
 completed
• Increased original 2008
 guidance by $0.03 FFO/share

Expectations for another solid year of
performance and results in 2008
*Assumes Preferred H, Callable August ’08, 8.3% yield at $25/share is not called. If called, $0.18 FFO non-cash charge estimated.
Outlook is Positive
• Same store projected growth in
     NOI of 4.0% to 5.0%
• FFO growth of 6.5% at mid-point
     of guidance range*
• AFFO growth of 6.2% at mid-
     point of guidance range*
• $150MM of acquisitions for Mid-
     America Fund I; $150MM of
     acquisitions for wholly-owned
     balance sheet
•  Solid growth in FFO/share
   despite carrying $0.10 of drag for
     future value creation activities
• 2008 same store guidance is
     among best in sector

	Portfolio
	Age	Units owned
Camden	9	52,039
Post	11	19,065
Mid-America	14	41,120
Colonial	14	31,975
Avalon Bay	15	39,875
BRE	16	21,196
Equity Residential	16	135,288
Associated Estates	16	12,341
UDR	20	41,605
Essex	26	24,091
Aimco	30	131,141
Home	37	36,898
Average	19
Source: Green Street Advisors, Apartment REITs, May 16, 2008 and MAA Company records.
MAA’s younger than average portfolio will help to maintain a competitive advantage in capex spending requirements, long-term rent growth performance and steady internal AFFO growth prospects
High Quality Assets

AVB	4.94%
BRE	5.80%
ESS	5.99%
UDR	6.11%
EQR	6.12%
PPS	6.49%
CPT	6.64%
HME	6.83%
CLP	7.03%
MAA	7.21%
AIV	7.47%
AEC	8.64%
Implied Cap Rates
Source: KeyBanc Capital Markets,
The Leaderboard 5/23/08
Price to Value Opportunity
• Younger portfolio supports lower
 implied relative cap rate in sector
• High quality portfolio supports lower
 implied relative cap rate in sector
• Comparative operating results support
 lower implied relative cap rate in sector
• Comparative internal and external
 growth rate prospects supports lower
 implied relative cap rate in sector
• Platform value and regional expertise
 supports lower cap rate pricing in
 relationship to “market” cap rates
 typically attributed to the region and
 markets

$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008E
FFO
Dividend

A focus on high growth
region with an expanded
allocation to more robust
markets
Disciplined investment
protocol and capital
deployment practices
High quality of
earnings; lower
volatility
Strong asset management
and property management
platforms
Combine to create more stable performance through full real estate and capital market cycles…driving higher, risk adjusted,
long-term FFO performance and investment returns to capital
2008E is First Call Estimate and Mid-Point of Guidance
Improved Performance Platform

10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008E
Sector Mean
MAA

A balanced approach
to market tier allocation
in the sunbelt region
markets
A re-tool of our
operating systems
Creation of a strong
asset management
platform
A strong property
management culture
and “hands-on” focus
Annual Same Unit NOI Growth
Combine to create operating results that are materially stronger than the prior model and are competitive within the sector;
MAA outperforming over the last few years, with reason to believe it will continue.
Source: Green Street Advisors, Apartment REITs:
February ’08 Update
MAA’s same unit NOI growth
performance has been in the
top third of all apartment REITs
over the last 6 years
Improved Performance Platform

5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
ESS AVB BRE EQR MAA CPT UDR PPS CLP AEC HME AIV

130.0%
120.0%
110.0%
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
AVB ESS MAA AEC BRE CPT EQR HME UDR AIV CLP PPS

4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
CLP ESS MAA UDR HME BRE AVB CPT AEC EQR PPS AIV

24.00
22.00
20.00
18.00
16.00
14.00
12.00
10.00
PPS ESS AVB BRE EQR UDR HME MAA CPT AIV AEC CLP

Source: Green Street Advisors, Apartment REITs: May 2008 Update
Long-Term AFFO Growth Rate
(1) AFFO growth is competitive and
prospects are good for continued
solid results…
(2) Upgraded portfolio, systems and
strong operating platform deliver
top-tier operating results…
CAGR Same Store NOI ’03-’08YTD
(3) A strong balance sheet and solid
earnings platform in position
to support more growth…
Dividend/2008F AFFO
(4) Current relative pricing offers
upside to earnings growth
prospects…
Price/2008F AFFO
Value Opportunity

MAA	7.8%
ESS	7.6%
BRE	6.9%
AEC	6.7%
AIV	6.6%
EQR	6.5%
CPT	6.1%
AVB	6.1%
UDR	5.9%
PPS	5.1%
CLP	5.0%
Return on Invested Capital
(EBITDA/Gross Avg. Assets)
Source: KeyBanc Capital Markets, The Leaderboard, 5/23/08
	3 Year	5 Year	10 Year
ESS	58.4%	143.6%	485.3%
AVB	40.8%	178.0%	342.0%
MAA	53.4%	166.2%	332.2%
HME	39.0%	81.1%	266.1%
UDR	19.0%	82.5%	256.7%
BRE	38.7%	84.7%	218.4%
CPT	7.7%	75.4%	202.0%
EQR	27.5%	89.2%	199.4%
CLP	-6.7%	21.1%	114.5%
AIV	22.8%	53.0%	104.4%
PPS	26.8%	75.5%	74.6%
AEC	50.5%	174.5%	67.3%
Total Cumulative Shareholder Returns
A solid record of generating value and
competitive long-term investment returns to capital…
Proven Value Creation

Summary
✓ Proven Platform
 ✓ Strong operations
 ✓ 14 years of success as Public Company
 ✓ Top-Tier Shareholder Returns - 1 year,
 3 year, 5 year, 7 year, 10 year…
✓ Young Portfolio with Growth Upside
✓ Portfolio Well Positioned to Take Advantage
 of the Current Operating Environment
✓ Portfolio Strategy Provides Stable and High
 Risk-Adjusted Performance Platform
✓ Disciplined Capital Allocation Drives High
 Quality of Earnings
✓ Solid Balance Sheet Has Company Well
 Positioned for Growth
✓ Strong Coverage Ratios
✓ Attractive Value
✓ Attractive Yield and Inflation Protection

Mid-America
Apartment Communities

CREATING *Great Places* TO CALL HOME™

End of Presentation